Leigh Baldwin & Co.

January 6th, 2008

Dear Shareholders:

They say in life, timing is everything.  Consider the poor Danbury, Connecticut man, Donald Peters, who unfortunately died of a fatal heart attack on the day he and his wife bought a $10 million dollar lottery ticket.  Although he won’t be able to enjoy the winnings, Mr. Peters has set up a family legacy of financial security.

Speaking of timing, the Leigh Baldwin Total Return Fund (LEBOX) began operations on the 31st day of July 2008.  Let’s take a trip down memory lane…In July of last year; the markets were trading down, about 12% or so, still recovering from the financial trauma of the previous summer.  Then the financial tsunami of 2008 hit.  September proved to be one of the worst month’s in history for stock market performance.  Not to be outdone, in October the markets fell close to 14%, with many scary starts and stops along the way.  November and December were also bearish as the averages were down close to 40% for the year.

LEBOX is a mutual fund that is committed to preserving capital first and foremost, while simultaneously generating dividends and total return.  With mixed emotions we can report that as of December 31, 2008, the fund is down since inception -9.75%, with most investors in the fund suffering losses in the 2-3% range.  On one hand, our risk management was tested in a historic way from the start, and our performance put us in the top 2% of our peers according to Lipper, the mutual fund rating service.  On the other hand, our mantra is absolute performance, which means positive returns.  We will continue to strive for those returns while keeping your risk low.

For 2009, we will continue to generate income on our investment portfolio and we were very excited to report our first dividend ever on December 29th, 2008.  The sectors that we continue to favor are commodities, beaten down industrials, and specialty entertainment.  We believe that cash is not a long-term option, but can still be a safe-haven as the markets continue to de-leverage their balance sheets.

Finally, timing is certainly an element of investing.  Perversely, the darkest appearing times have spawned some of the greatest wealth generation in history.  For example, the Fidelity Fund was started in March of 1930 during the initial year of the Great Depression and the Vanguard 500 Index Fund began in August 1976 (think Jimmy Carter) and was a fund that revolutionized the investment industry.  Our goal is to help you achieve your own family legacy of financial security, and living to enjoy it!

Sincerely;

Leigh Baldwin

The Leigh Baldwin Total Return Fund paid a dividend of $0.64 on December 29, 2008. Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end by calling the Fund at 1-315-655-2964 or visiting our website at www.leighbaldwin.com. Returns include reinvestment of any dividends and capital gain distributions.

Non-FDIC insured. May lose value. No bank guarantee. The Fund's investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund, and it may be obtained by calling 1-315-706-2964.   Please read it carefully before you invest or send money.

This publication does not constitute an offer or solicitation of any transaction in any securities. Any recommendation contained herein may not be suitable for all investors.

Information contained in this publication has been obtained from sources we believe to be reliable, but cannot be guaranteed.

The information in this portfolio manager letter represents the opinions of the individual portfolio managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, please note that any discussion of the Fund’s holdings, the Fund’s performance, and the portfolio managers’ views are as of December 31, 2008, and are subject to change without notice.

112 Albany Street, P.O. Box 660

Cazenovia, New York  13035

315-655-2964 * FAX 315-655-9138

Member:  N.A.S.D. & S.I.P.C.

Accounts carried by:  National Financial Services Corporation

Member:  NYS